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                                                                    Exhibit 99.1

     CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 11-K for the Material Sciences Corporation Savings and Investment Plan (the "Plan") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James J. Waclawik, Vice President, Chief Financial Officer and Secretary of the Plan Administrator, certify pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Plan.

     A signed original of this written statement required by Section 906 has been provided to Material Sciences Corporation and will be retained by Material Sciences Corporation and furnished to the Securities and Exchange Commission or the staff upon request.

/s/ James J. Waclawik, Sr.                        June 30, 2003
-----------------------------
James J. Waclawik, Sr.
Vice President, Chief Financial Officer
and Secretary of the Plan Administrator



     In connection with the Report, I, John M. Klepper, Vice President - Human Resources of the Plan Administrator, certify pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Plan.

     A signed original of this written statement required by Section 906 has been provided to Material Sciences Corporation and will be retained by Material Sciences Corporation and furnished to the Securities and Exchange Commission or the staff upon request.

/s/ John M. Klepper                               June 30, 2003
-----------------------------
John M. Klepper
Vice President - Human Resources
of the Plan Administrator